UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2018

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)          Not applicable.

(b)          Not applicable.

(c)          Not applicable.

(d)          Not applicable.

(e)          Effective August 15, 2018, Prudential Bancorp, Inc. (the "Company"), Prudential Bank (the "Bank"), the wholly owned subsidiary of the Company, and Anthony V. Migliorino, the Executive Vice President and Chief Operating Officer of the Company and Bank, entered into Amendment No. 2 (the "Amendment") to his prior employment agreement dated as of December 19, 2016, as amended as of November 17, 2017 (the "Prior Agreement"). The Amendment to the Prior Agreement was approved by the Compensation Committees of the Boards of Directors of the Company and the Bank.

Under the terms of the Amendment, the provision addressing the calculation of the "base amount" in accordance with the provisions of Section 280G of the Internal Revenue Code of 1986, as amended, was revised to provide the correct multiplier (three times). No change was made to the amount of severance due Mr. Migliorino under the terms of the Prior Agreement.

There were no other changes effected to the Prior Agreement pursuant to the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference thereto.

Item 7.01	Regulation FD Disclosure

On August 15, 2018, the Company issued a press release announcing the declaration by the Company of a quarterly cash dividend as well a special cash dividend. For additional information, reference is made to the Company's press release, dated August 15, 2018, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description
10.1
Amendment No. 2 dated August 15, 2018 to the Employment Agreement by and between Prudential Bancorp, Inc., Prudential Bank and Anthony V. Migliorino dated December 19, 2016, as amended November 17, 2017

99.1	Press release announcing declaration of quarterly and special cash dividends, dated August 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: August 15, 2018

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 2 dated August 15, 2018 to the Employment Agreement by and between Prudential Bancorp, Inc., Prudential Bank and Anthony V. Migliorino dated December 19, 2016, as amended November 17, 2017

99.1	Press release announcing declaration of quarterly and special cash dividends, dated August 15, 2018